Exhibit 10.69

PERFORMANCE-BASED SHARE UNIT GRANT

February 27, 2013

Dear:

Pursuant to the terms and conditions of the Aqua America Inc. 2009 Omnibus Equity Compensation Plan, as amended and restated (the “Plan”), you have been granted performance-based share units as outlined below and in the attached Performance-Based Share Unit Grant Terms and Conditions.

Granted To:

Grant Date:	February 27, 2013

Target Award:	shares

Vesting Date:	February 27, 2016

Performance Period:	Period beginning on January 1, 2013 and ending on December 31, 2015

Vesting Schedule and
Performance Goals:	The Target Award is subject to vesting based on continued service and achievement of performance goals, as set forth in the Performance-Based Share Unit Grant Terms and Conditions, including Schedule A attached thereto.

By my signature below, I hereby acknowledge and accept the award of this Performance-Based Share Unit Grant and the Performance-Based Share Unit Grant Terms and Conditions attached hereto and incorporated herein, and I agree to be bound by the terms of the Performance-Based Share Unit Grant, the Performance-Based Share Unit Grant Terms and Conditions and the Plan. I hereby agree that all decisions and determinations of the Committee (as defined in the Plan) with respect to the performance-based share units shall be final and binding.

Signature:	Date:

Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.

AQUA AMERICA, INC.

2009 OMNIBUS EQUITY COMPENSATION PLAN

PERFORMANCE-BASED SHARE UNIT GRANT

TERMS AND CONDITIONS

1. Grant of Performance Units.

These Performance-Based Share Unit Grant Terms and Conditions (the “Grant Conditions”) shall apply and be part of the grant made by Aqua America, Inc., a Pennsylvania corporation (the “Company”), to the Grantee named in the Performance-Based Share Unit Grant (the “Performance-Based Unit Grant”) to which these Grant Conditions are attached (the “Grantee”), under the terms and provisions of the Aqua America, Inc. 2009 Omnibus Equity Compensation Plan, as amended and restated (the “Plan”). The applicable provisions of the Plan are incorporated into the Grant Conditions by reference, including the definitions of terms contained in the Plan (unless such terms are otherwise defined herein). The Grantee is an employee of the Company, its subsidiaries or its Affiliates (collectively, the “Employer”).

Subject to the terms and vesting conditions hereinafter set forth, the Company, with the approval and at the direction of the Executive Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”), has granted to the Grantee a target award (the “Target Award”) of performance-based share units as specified in the Performance-Based Share Unit Grant (the “Performance Units”). The Performance Units are contingently awarded and shall be earned, vested and payable if and to the extent that the total shareholder return and earnings per share performance goals described on Schedule A (the “Performance Goals”), employment conditions and other conditions of these Grant Conditions are met. The Performance Units are granted with Dividend Equivalents (as defined in Section 7).

2. Vesting.

(a) Except as otherwise set forth in these Grant Conditions, the Grantee shall earn and vest in a number of Performance Units based on the attainment of the Performance Goals as of the end of the Performance Period, provided that the Grantee continues to be employed by the Employer through the Vesting Date stated on the Performance-Based Share Unit Grant (the “Vesting Date”). The “Performance Period” is the performance period beginning and ending on the applicable dates stated on the Performance-Based Share Unit Grant. The “Vesting Period” is the period beginning on the Grant Date and ending on the Vesting Date.

(b) Except as otherwise set forth in these Grant Conditions, at the end of the Performance Period, the Committee will determine whether and to what extent the Performance Goals have been met and the amount earned with respect to the Performance Units. The Grantee can earn up to two hundred percent (200%) of the Target Award based on the attainment of the Performance Goals.

(c) Except as described in Section 3 below, the Grantee must continue to be employed by the Employer throughout the Vesting Period in order for the Grantee to vest and receive payment with respect to the earned Performance Units.

(d) Except as specifically provided below, no Performance Units shall vest prior to the Vesting Date, and if the Performance Goals are not attained at the end of the Performance Period, the Performance Units shall be immediately forfeited and shall cease to be outstanding.

3. Termination of Employment on Account of Retirement, Death, or Disability.

(a) Except as described below, if the Grantee ceases to be employed by the Employer prior to the Vesting Date, the Performance Units shall be forfeited as of the termination date and shall cease to be outstanding.

(b) If the Grantee ceases to be employed by the Employer during the Vesting Period on account of the Grantee’s death or Disability, the Grantee’s outstanding Performance Units shall remain outstanding through the Vesting Period and the Grantee shall earn Performance Units based on the attainment of the Performance Goals described on Schedule A, as determined following the end of the Performance Period (or as described in Section 4, if applicable). The earned Performance Units shall be paid as described in Section 6.

(c) If the Grantee ceases to be employed by the Employer during the Vesting Period on account of Retirement (defined below), the Grantee shall earn a pro-rata portion of the outstanding Performance Units based on attainment of the Performance Goals described on Schedule A, as determined following the end of the Performance Period (or as described in Section 4, if applicable). The pro-rated portion shall be determined based on the number of Performance Units earned based on the attainment of the Performance Goals during the Performance Period, multiplied by a fraction, the numerator of which is the number of completed full months following the Grant Date and prior to the Retirement Date in which the Grantee was employed by the Employer and the denominator of which is thirty-six (36). The pro-rated earned Performance Units shall be paid as described in Section 6.

4. Change in Control.

(a) If a Change in Control occurs during the Vesting Period, the Grantee shall earn outstanding Performance Units as of the date of the Change in Control (the “Change in Control Date”) as follows:

(i) If the Change in Control occurs more than one (1) year after the Grant Date and before the end of the Performance Period, the Grantee shall earn the greater of (x) the number of Performance Units earned based on the attainment of the Performance Goals from the beginning of the Performance Period to the Change in Control Date, or (y) the Target Award.

(ii) If a Change in Control occurs within one year after the Grant Date, the Grantee shall earn a pro-rata portion of the outstanding Performance Units. The pro-rated portion shall be determined based on the greater of (x) the number of Performance Units earned based on the attainment of the Performance Goals from the beginning of the Performance Period to the Change in Control Date, or (y) the Target Award, multiplied by a fraction, the numerator of which is the number of completed full months following the Grant Date until the Change in Control Date and the denominator of which is thirty-six (36).

(iii) If a Change in Control occurs after the end of the Performance Period but before the Vesting Date, the Grantee shall earn Performance Units based on the attainment of the Performance Goals as of the end of the Performance Period.

2

Performance Units earned as of the Change in Control Date, as described above in subsection (a)(i), (ii) or (iii), are referred to as the “CIC Earned Units.” All reference in this Agreement to “Performance Units” includes CIC Earned Units on and after a Change in Control.

(b) The Grantee shall vest in the CIC Earned Units on the Vesting Date if the Grantee continues to be employed by the Employer through the Vesting Date. Except as described below, the CIC Earned Units shall only vest if the Grantee continues to be employed by the Employer through the Vesting Date.

(c) If prior to the Vesting Date, a Change in Control occurs and the Grantee ceases to be employed by the Employer upon or following a Change in Control on account of (i) the Grantee’s Retirement, (ii) the Grantee’s termination by the Company without Cause, (iii) the Grantee’s termination for Good Reason (defined below), or (iv) the Grantee’s Disability or death, the CIC Earned Units shall vest as of the termination date.

(d) If the Grantee ceases to be employed by the Employer for any other reason before the Vesting Date, the Grantee shall forfeit the CIC Earned Units as of the date of termination.

5. Definitions.

(a) For purposes of these Grant Conditions, “Good Reason” shall have the meaning given that term in the Grantee’s existing Change in Control Agreement with the Company as in effect on the Grant Date.

(b) For purposes of these Grant Conditions, “Retirement” shall mean the Grantee’s voluntary termination of employment after the Grantee has attained age fifty-five (55) and has a combination of age and full years of service with the Employer that is equal to or greater than seventy (70).

6. Payment with Respect to Performance Units.

(a) Except as otherwise set forth in Section 4, if the Committee certifies that the Performance Goals and other conditions to payment of the Performance Units have been met, shares of Company Stock equal to the vested earned Performance Units shall be issued to the Grantee on the Vesting Date, subject to applicable tax withholding and Section 19 below.

(b) If, prior to the Vesting Date, a Change in Control occurs and the Grantee continues to be employed by the Employer through the Vesting Date, shares of Company Stock (or other consideration, as described below) equal to the vested CIC Earned Units shall be issued to the Grantee on the Vesting Date, subject to applicable tax withholding and Section 19 below.

3

(c) If, prior to the Vesting Date, a Change in Control occurs and the Grantee ceases to be employed by the Employer on or after the Change in Control on account of (i) the Grantee’s Retirement, (ii) the Grantee’s termination by the Employer without Cause, (iii) the Grantee’s termination for Good Reason, or (iv) the Grantee’s Disability or death, shares of Company Stock (or other consideration, as described below) equal to the vested CIC Earned Units shall be issued to the Grantee within sixty (60) days following the Grantee’s date of termination, subject to applicable tax withholding and Section 19 below.

(d) If the Grantee terminates employment on account of Retirement before a Change in Control, any outstanding pro-rated Performance Units under Section 3(c) may be earned as CIC Earned Units pursuant to Section 4(a), but in all cases prorated by applying the fraction in Section 3(c), and such CIC Earned Units shall vest on the date of the Change in Control. Shares of Company Stock (or such other consideration, as described below) equal to the vested CIC Earned Units shall be issued to the Grantee within sixty (60) days after the Change in Control, subject to applicable tax withholding and Section 19 below.

(e) If, in connection with a Change in Control, shares of Company Stock are converted into the right to receive a cash payment or other form of consideration, the vested CIC Earned Units shall be payable in such form of consideration, as determined by the Committee.

(f) Any fractional shares with respect to vested earned Performance Units shall be paid to the Grantee in cash.

7. Dividend Equivalents with Respect to Performance Units.

(a) Dividend Equivalents shall accrue with respect to Performance Units and shall be payable subject to the same vesting terms and other conditions as the Performance Units to which they relate. Dividend Equivalents shall be credited when dividends are declared on shares of Company Stock from the Grant Date until payment date for the vested earned Performance Units. If, and to the extent that the underlying Performance Units are forfeited, all related Dividend Equivalents shall also be forfeited.

(b) While the Performance Units are outstanding, the Company will keep records in a bookkeeping account for the Grantee. On each date on which a dividend is declared by the Company on Company Stock, the Company shall credit to the Grantee’s account an amount equal to the Dividend Equivalents associated with the Performance Units held by the Grantee on the record date for the dividend. No interest will be credited to any such account.

(c) Dividend Equivalents shall be paid in cash at the same time as the underlying vested earned Performance Units are paid.

(d) Notwithstanding the foregoing, if shares of Company Stock are converted to cash as described in Section 6(e) above in connection with a Change in Control, Dividend Equivalents shall cease to be credited with respect to the Performance Units.

4

8. Non-Competition.

(a) In consideration for the grant of Performance Units made to the Grantee under the terms of these Grant Conditions, the Grantee agrees that while the Grantee is employed by the Employer and for a twelve (12) month period beginning on the date that the Grantee ceases to be employed by the Employer for any reason (the “Restriction Period”), the Grantee shall not, directly or indirectly, (i) accept employment with, (ii) own, manage, operate, join, control, solicit, finance, or participate in the ownership, management, operation, acquisition, control or financing of, (iii) be connected as a partner, principal, agent, representative, consultant or otherwise with, or (iv) use or permit the Grantee’s name to be used in connection with, any business or enterprise engaged directly or indirectly in any business or enterprise engaged in a geographic area within fifty (50) miles of any location from which the Employer is operating on the termination date (the “Geographic Area”), in any business that is competitive to a business from which the Employer, taken as a whole from all geographic areas, derived at least ten percent (10%) of its respective annual gross revenues for the twelve (12) months preceding the termination date.

(b) In consideration for the grant of Performance Units under these Grant Conditions, the Grantee agrees that during the Restriction Period, the Grantee shall not:

(i) directly or indirectly solicit, entice, broker or induce an agreement with any person or entity that had a contractual agreement with the Employer during the term of the Grantee’s employment to enter into an agreement or arrangement with the Grantee or any third party that would preclude the person or entity, either contractually or practically, from working with the Employer; or

(ii) directly or indirectly solicit, recruit or hire any employee (full-time or part-time) of the Employer to work for a third party other than the Employer.

(c) The Grantee acknowledges, agrees and represents that the type and periods of restrictions imposed in these Grant Conditions are fair and reasonable, and that such restrictions are intended solely to protect the legitimate interests of the Employer, rather than to prevent the Grantee from earning a livelihood. The Grantee recognizes that the Employer competes or may compete in the Geographic Area and that the Grantee’s access to confidential information makes it necessary for the Employer to restrict the Grantee’s post-employment activities in the Geographic Area. The Grantee further represents that: (i) the Grantee is familiar with the covenants not to compete and not to solicit set forth in these Grant Conditions, (ii) the Grantee is fully aware of his or her obligations hereunder, including, without limitation, the length of time, scope and geographic coverage of these covenants, (iii) the Grantee finds the length of time, scope and geographic coverage of these covenants to be reasonable, and (iv) the Grantee is receiving valuable and sufficient consideration for the Grantee’s covenants not to compete and not to solicit.

5

(d) The parties to these Grant Conditions acknowledge and agree that any breach by the Grantee of any of the covenants or agreements contained in this Section 8 will result in irreparable injury to the Employer for which money damages could not adequately compensate the Employer and therefore, in the event of any such breach, the Employer shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining the Grantee and any other person involved therein from continuing such breach without posting a bond. The existence of any claim or cause of action which the Grantee may have against the Employer or any other person shall not constitute a defense or bar to the enforcement of such covenants. If any portion of the covenants or agreements contained in this Section 8 is construed to be invalid or unenforceable, the other portions of such covenants or agreements shall not be affected and shall be given full force and effect without regard to the invalid or unenforceable portion to the fullest extent possible. If any covenant or agreement in this Section 8 is held to be unenforceable because of the duration or scope thereof, then the court making such determination shall have the power to reduce the duration and limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form. In addition to other actions that may be taken by the Employer, if the Grantee breaches any of the covenants or agreements contained in this Section 8, the Grantee shall forfeit all outstanding Performance Units, and all outstanding Performance Units (whether or not vested) shall immediately terminate.

9. Certain Corporate Changes.

If any change is made to the Company Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all the Performance Units, the Committee shall adjust, in an equitable manner and as provided in the Plan, the number and class of shares underlying the Performance Units to reflect the effect of such event or change in the Company’s capital structure in such a way as to preserve the value of the Performance Units, and the Committee shall adjust the Performance Goals as necessary to reflect the effect of such event or change in the Company’s capital structure. Any adjustment that occurs under the terms of this Section 9 or the Plan will not change the timing or form of payment with respect to any Performance Units.

10. No Stockholder Rights.

No shares of Company Stock shall be issued to the Grantee at the time the grant is made, and the Grantee shall not be, nor have any of the rights or privileges of, a shareholder of the Company with respect to any Performance Units recorded in the account, including no voting rights and no rights to receive dividends (other than Dividend Equivalents).

11. No Right to Continued Employment.

Neither the award of Performance Units, nor any other action taken with respect to the Performance Units, shall confer upon the Grantee any right to continue to be employed by the Employer or shall interfere in any way with the right of the Employer to terminate the Grantee’s employment at any time.

12. Termination or Amendment.

These Grant Conditions and the award made hereunder may be terminated or amended by the Committee, in whole or in part, in accordance with the applicable terms of the Plan.

6

13. Notice.

Any notice to the Company provided for in these Grant Conditions shall be addressed to it in care of the Company’s Vice President for Human Resources, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll system of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice provided for hereunder shall be delivered by hand, sent by telecopy or electronic mail or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage and registry fee prepaid in the United States mail or other mail delivery service. Notice to the Company shall be deemed effective upon receipt. By receipt of these Grant Conditions, the Grantee hereby consents to the delivery of information (including without limitation, information required to be delivered to the Grantee pursuant to the applicable securities laws) regarding the Company, the Plan, and the Performance Units via the Company’s electronic mail system or other electronic delivery system.

14. Incorporation of Plan by Reference.

The Performance-Based Share Unit Grant and these Grant Conditions are made pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and shall in all respects be interpreted in accordance therewith. The decisions of the Committee shall be conclusive upon any question arising hereunder. The Grantee’s receipt of the Performance Units constitutes such the Grantee’s acknowledgment that all decisions and determinations of the Committee with respect to the Plan, these Grant Conditions, and/or the Performance Units shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest in the Performance Units. The settlement of any award with respect to the Performance Units is subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan as established from time to time by the Committee in accordance with the provisions of the Plan. A copy of the Plan will be furnished to each Grantee upon request.

15. Income Taxes; Withholding Taxes.

The Grantee is solely responsible for the satisfaction of all taxes and penalties that may arise in connection with the award or settlement of Performance Units pursuant to these Grant Conditions. At the time of taxation, the Employer shall have the right to deduct from other compensation, or to withhold shares of Company Stock, in an amount equal to the federal (including FICA), state, local and foreign taxes and other amounts as may be required by law to be withheld with respect to the Performance Units, provided that any share withholding shall not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state, local and foreign tax liabilities.

16. Company Policies.

This Performance-Based Unit Grant and all shares issued pursuant to this grant shall be subject to any applicable recoupment or clawback policies and other policies implemented by the Board, as in effect from time to time.

7

17. Governing Law.

The validity, construction, interpretation and effect of the Performance-Based Share Unit Grant and these Grant Conditions shall exclusively be governed by, and determined in accordance with, the applicable laws of the Commonwealth of Pennsylvania, excluding any conflicts or choice of law rule or principle.

18. Assignment.

The Performance-Based Share Unit Grant and these Grant Conditions shall bind and inure to the benefit of the successors and assignees of the Company. The Grantee may not sell, assign, transfer, pledge or otherwise dispose of the Performance Units, except to a successor grantee in the event of the Grantee’s death.

19. Section 409A.

The Performance-Based Share Unit Grant and these Grant Conditions are intended to comply with Code Section 409A or an exemption, and payments may only be made under these Grant Conditions upon an event and in a manner permitted by Code Section 409A, to the extent applicable. Notwithstanding anything in these Grant Conditions to the contrary, if required by Code Section 409A, if the Grantee is considered a “specified employee” for purposes of Code Section 409A and if any payment under these Grant Conditions is required to be delayed for a period of six (6) months after separation from service pursuant to Code Section 409A, such payment shall be delayed as required by Code Section 409A, and the accumulated payment amounts shall be paid in a lump sum payment within ten (10) days after the end of the six (6)-month period. If the Grantee dies during the postponement period prior to payment, the amounts withheld on account of Code Section 409A shall be paid to the personal representative of the Grantee’s estate within sixty (60) days after the date of the Grantee’s death. Notwithstanding anything in these Grant Conditions to the contrary, if the Performance Units are subject to Code Section 409A and if required by Code Section 409A, any payments to be made upon a termination of employment under these Grant Conditions may only be made upon a “separation from service” under Code Section 409A. In no event may the Grantee, directly or indirectly, designate the calendar year of a payment, except in accordance with Code Section 409A. Notwithstanding anything in these Grant Conditions to the contrary, if required by Code Section 409A, if CIC Earned Units are subject to Code Section 409A, and if a Change in Control is not a “change in control event” under Code Section 409A or the payment event does not occur upon or within two years following a “change in control event” under Code Section 409A, any vested CIC Earned Units shall be paid to the Grantee upon the Vesting Date and not on account of an earlier termination of employment.

*        *        *

8

Schedule A

Performance Goals

1. Performance Goals.

The Performance Units shall be earned based on Aqua America’s (the Company’s) achievement of four Performance Goals, as follows:

•	30% of the Target Award shall be earned based on the Company’s TSR (as defined below) as compared to the TSR of the companies in the peer group described in Section 3 below.

•	30% of the Target Award shall be earned based on the Company’s TSR as compared to the TSR of the reference companies in described in Section 4 below.

•	20% of the Target Award shall be earned based on maintaining an average ratio of operations and maintenance expenses as a percentage of revenues at Aqua Pennsylvania, as described in Section 5 below.

•	20% of the Target Award will be earned based on earning a cumulative total earnings before taxes for the Company’s operations other than Aqua Pennsylvania, as described in Section 6 below.

2. Calculation of TSR.

(a) Relative total shareholder return (“TSR”) means the Company’s TSR relative to the TSR of each Peer Company in the Peer Group (as defined below) or each Reference Company (as defined below), as applicable. At the end of the Performance Period, the TSR for the Company, each Peer Company in the Peer Group and each Reference Company shall be calculated by dividing the Closing Average Share Value (as defined below) by the Opening Average Share Value (as defined below).

(b) The term “Closing Average Share Value” means the average value of the common stock for the trading days during the two calendar months ending on the last trading day of the Performance Period, which shall be calculated as follows: (i) determine the closing price of the common stock on each trading date during the two-month period, (ii) multiply each closing price as of that trading date by the applicable share number described below, and (iii) average the amounts so determined for the two-month period. The Closing Average Share Value shall take into account any dividends on the common stock for which the ex-dividend date occurred during the Performance Period, as if the dividend amount had been reinvested in common stock at the closing price on the ex-dividend date. The share number in clause (ii) above, for a given trading day, is the sum of one share plus the cumulative number of shares deemed purchased with such dividends. Notwithstanding the foregoing, if the Closing Average Share Value is calculated as of a Change in Control, then the Closing Average Share Value shall be based on the two-month period ending immediately prior to the Change in Control.

(c) The term “Opening Average Share Value” means the average value of the common stock for the trading days during the two calendar months ending on the last trading day prior to the beginning of the Performance Period, which shall be calculated as follows: (i) determine the closing price of the common stock on each trading date during the two-month period, (ii) multiply each closing price as of that trading date by the applicable share number described below, and (iii) average the amounts so determined for the two-month period. The Opening Average Share Value shall take into account any dividends on the common stock for which the ex-dividend date occurred during the two-month period, as if the dividend amount had been reinvested in common stock at the closing price on the ex-dividend date. The share number in clause (ii) above, for a given trading day, is the sum of one share plus the cumulative number of shares deemed purchased with such dividends.

3. Performance Units Earned Based on Comparative TSR to the Peer Group. Thirty percent of the Target Award of Performance Units (the “Peer Group Portion”) shall be earned based on the Company’s TSR as compared to the TSR of the companies in the Peer Group for the Performance Period, in accordance with the following:

(a) The Peer Group for this purpose consists of American Water Works Company (AWK), American States Water Company (AWR), Aqua America, Inc. (WTR), Connecticut Water Service, Inc. (CTWS), California Water Service Group (CWT), Middlesex Water Company (MSEX) and SJW Corporation (SJW) (each a “Peer Company” and collectively, the “Peer Group”).

(b) The Peer Group shall be subject to change as follows:

(i) In the event of a merger, acquisition or business combination transaction of a Peer Company in which the Peer Company is the surviving entity and remains publicly traded, the surviving entity shall remain a Peer Company.

(ii) In the event of a merger, acquisition or business combination transaction of a Peer Company, a “going private” transaction or similar event involving a Peer Company or the liquidation of a Peer Company, in each case where the Peer Company is not the surviving entity or is no longer publicly traded, the company shall no longer be a Peer Company.

2

(c) The Peer Group Portion shall be earned based on how the Company’s TSR ranks in comparison to the TSRs of the Peer Group in accordance with the following schedule, depending on how many companies remain in the Peer Group at the end of the Performance Period:

Ordinal Ranking of the Company (including the Company) Versus Peer Group	Payout as a % of Target Award (7 Peer Companies)	Payout as a % of Target Award (6 Peer Companies)	Payout as a % of Target Award (5 Peer Companies)	Payout as a % of Target Award (4 Peer Companies)	Payout as a % of Target Award (1, 2 or 3 Peer Companies)
1st	200%	200%	200%	200%	200%
2nd	170%	160%	150%	125%	100%
3rd	130%	125%	100%	50%	0%
4th	100%	75%	50%	0%	N/A
5th	50%	25%	0%	N/A	N/A
6th	0%	0%	N/A	N/A	N/A
7th	0%	N/A	N/A	N/A	N/A

4. Performance Units Earned Based on Comparative TSR to the S&P MidCap Utilities Index. Thirty percent of the Target Award of the Performance Units (the “S&P Index Portion”) shall be earned based on the Company’s TSR as compared to the TSR of the companies in the S&P MidCap Utilities Index, in accordance with the following:

(a) The S&P Index Portion shall be earned based on how the Company’s TSR ranks compares to the TSRs of the Reference Companies in the S&P MidCap Utilities Index, according to the following schedule:

Percentile Ranking of the Company Versus Reference Companies	Payout as a % of Target Award
90th or above	200%
50th	100%
30th	50%
Below 30th	0%

If the Company’s TSR rank is above the 30th percentile and falls between the measuring points on the foregoing schedule, the percentage vesting will be based on linear interpolation between the applicable measuring points.

(b) The companies in the S&P MidCap Utilities Index will be determined on the first day of the Performance Period for purposes of the TSR calculation and will be changed only in accordance with Section 4(c) below. No company shall be added to the S&P MidCap Utilities Index during the Performance Period for purposes of the TSR calculation.

(c) The term “Reference Company” means a company in the S&P MidCap Utilities Index as of the first day of the Performance Period and will be subject to change as follows:

(i) In the event of a merger, acquisition or business combination transaction of a Reference Company in which the Reference Company is the surviving entity and remains publicly traded, the surviving entity shall remain a Reference Company.

(ii) In the event of a merger, acquisition or business combination transaction of a Reference Company, a “going private” transaction or similar event involving a Reference Company or the liquidation of a Reference Company, in each case where the Reference Company is not the surviving entity or is no longer publicly traded, the company shall no longer be a Reference Company.

3

5. Performance Units Earned Based on the Aqua Pennsylvania O&M Ratio. Twenty percent of the Target Award of the Performance Units (the “O&M Ratio Portion”) shall be earned based on maintaining an average of the annual ratios of the consolidated operations and maintenance expenses to revenue for Aqua Pennsylvania and its subsidiaries over the three-year Performance Period. The O&M Ratio Portion shall be calculated according to the following schedule:

O&M RATIO METRIC
Aqua PA O&M Ratio 3 YR Annual Avg. Attainment	RATING (% of 20% PSU’s Earned)
31.41%	50
31.21%	60
31.01%	70
30.81%	80
30.61%	90
30.41%	100
30.21%	110
30.01%	120
29.81%	130
29.61%	140
29.41%	150
29.21%	160
29.01%	170
28.81%	180
28.61%	190
28.41%	200

If Aqua Pennsylvania’s ratio of operations and maintenance expense to revenues is below the 31.41% level and falls between the measuring points on the foregoing schedule, the percentage vesting will be based on linear interpolation between the applicable measuring points.

4

6. Performance Units Earned Based on the Earnings Before Taxes for the Company’s operations other than Aqua Pennsylvania (Non-PA EBT). Twenty percent of the Target Award of the Performance Units (the “Non-PA EBT”) shall be earned based on the Company’s total cumulative income from continuing operations before income taxes plus the Company’s income from discontinued operations before income taxes, less the corresponding amounts from Aqua Pennsylvania, over the three-year Performance Period. The Non-PA EBT Portion shall be calculated according to the following schedule:

NON - PA Earnings Before Tax
Non PA EBT 3 YR Combined Attainment $ 000’s Omitted	RATING % of 20% PSU’s Earned
$ 218,454	50.0
$ 223,309	60.0
$ 228,163	70.0
$ 233,018	80.0
$ 237,872	90.0
$ 242,727	100.0
$ 245,154	110.0
$ 247,582	120.0
$ 250,009	130.0
$ 252,436	140.0
$ 254,863	150.0
$ 257,291	160.0
$ 259,718	170.0
$ 262,145	180.0
$ 264,572	190.0
$ 267,000	200.0

If the Company’s Non-PA EBT as defined is above $218,454 and falls between the measuring points on the foregoing schedule, the percentage vesting will be based on linear interpolation between the applicable measuring points.

7. General Terms. Any portion of the Performance Units that is not earned as of the end of the Performance Period shall be forfeited as of the end of the Performance Period (or as provided above upon an earlier Change in Control). In no event shall the maximum number of Performance Units that may be payable pursuant to these Grant Conditions exceed 200% of the Target Award.

5

PERFORMANCE-BASED SHARE UNIT GRANT

February 27, 2013

Dear:

Pursuant to the terms and conditions of the Aqua America Inc. 2009 Omnibus Equity Compensation Plan, as amended and restated (the “Plan”), you have been granted performance-based share units as outlined below and in the attached Performance-Based Share Unit Grant Terms and Conditions.

Granted To:

Grant Date:	February 27, 2013

Target Award:	shares

Vesting Date:	February 27, 2016

Performance Period:	Period beginning on January 1, 2013 and ending on December 31, 2015

Vesting Schedule and
Performance Goals:	The Target Award is subject to vesting based on continued service and achievement of performance goals, as set forth in the Performance-Based Share Unit Grant Terms and Conditions, including Schedule A attached thereto.

By my signature below, I hereby acknowledge and accept the award of this Performance-Based Share Unit Grant and the Performance-Based Share Unit Grant Terms and Conditions attached hereto and incorporated herein, and I agree to be bound by the terms of the Performance-Based Share Unit Grant, the Performance-Based Share Unit Grant Terms and Conditions and the Plan. I hereby agree that all decisions and determinations of the Committee (as defined in the Plan) with respect to the performance-based share units shall be final and binding.

Signature:	Date:

Note: If there are any discrepancies in the name or address shown above, please make the appropriate corrections on this form.

AQUA AMERICA, INC.

2009 OMNIBUS EQUITY COMPENSATION PLAN

PERFORMANCE-BASED SHARE UNIT GRANT

TERMS AND CONDITIONS

1. Grant of Performance Units.

These Performance-Based Share Unit Grant Terms and Conditions (the “Grant Conditions”) shall apply and be part of the grant made by Aqua America, Inc., a Pennsylvania corporation (the “Company”), to the Grantee named in the Performance-Based Share Unit Grant (the “Performance-Based Unit Grant”) to which these Grant Conditions are attached (the “Grantee”), under the terms and provisions of the Aqua America, Inc. 2009 Omnibus Equity Compensation Plan, as amended and restated (the “Plan”). The applicable provisions of the Plan are incorporated into the Grant Conditions by reference, including the definitions of terms contained in the Plan (unless such terms are otherwise defined herein). The Grantee is an employee of the Company, its subsidiaries or its Affiliates (collectively, the “Employer”).

Subject to the terms and vesting conditions hereinafter set forth, the Company, with the approval and at the direction of the Executive Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”), has granted to the Grantee a target award (the “Target Award”) of performance-based share units as specified in the Performance-Based Share Unit Grant (the “Performance Units”). The Performance Units are contingently awarded and shall be earned, vested and payable if and to the extent that the total shareholder return and earnings per share performance goals described on Schedule A (the “Performance Goals”), employment conditions and other conditions of these Grant Conditions are met. The Performance Units are granted with Dividend Equivalents (as defined in Section 7).

2. Vesting.

(a) Except as otherwise set forth in these Grant Conditions, the Grantee shall earn and vest in a number of Performance Units based on the attainment of the Performance Goals as of the end of the Performance Period, provided that the Grantee continues to be employed by the Employer through the Vesting Date stated on the Performance-Based Share Unit Grant (the “Vesting Date”). The “Performance Period” is the performance period beginning and ending on the applicable dates stated on the Performance-Based Share Unit Grant. The “Vesting Period” is the period beginning on the Grant Date and ending on the Vesting Date.

(b) Except as otherwise set forth in these Grant Conditions, at the end of the Performance Period, the Committee will determine whether and to what extent the Performance Goals have been met and the amount earned with respect to the Performance Units. The Grantee can earn up to two hundred percent (200%) of the Target Award based on the attainment of the Performance Goals.

16

(c) Except as described in Section 3 below, the Grantee must continue to be employed by the Employer throughout the Vesting Period in order for the Grantee to vest and receive payment with respect to the earned Performance Units.

(d) Except as specifically provided below, no Performance Units shall vest prior to the Vesting Date, and if the Performance Goals are not attained at the end of the Performance Period, the Performance Units shall be immediately forfeited and shall cease to be outstanding.

3. Termination of Employment on Account of Retirement, Death, or Disability.

(a) Except as described below, if the Grantee ceases to be employed by the Employer prior to the Vesting Date, the Performance Units shall be forfeited as of the termination date and shall cease to be outstanding.

(b) If the Grantee ceases to be employed by the Employer during the Vesting Period on account of the Grantee’s death or Disability, the Grantee’s outstanding Performance Units shall remain outstanding through the Vesting Period and the Grantee shall earn Performance Units based on the attainment of the Performance Goals described on Schedule A, as determined following the end of the Performance Period (or as described in Section 4, if applicable). The earned Performance Units shall be paid as described in Section 6.

(c) If the Grantee ceases to be employed by the Employer during the Vesting Period on account of Retirement (defined below), the Grantee shall earn a pro-rata portion of the outstanding Performance Units based on attainment of the Performance Goals described on Schedule A, as determined following the end of the Performance Period (or as described in Section 4, if applicable). The pro-rated portion shall be determined based on the number of Performance Units earned based on the attainment of the Performance Goals during the Performance Period, multiplied by a fraction, the numerator of which is the number of completed full months following the Grant Date and prior to the Retirement Date in which the Grantee was employed by the Employer and the denominator of which is thirty-six (36). The pro-rated earned Performance Units shall be paid as described in Section 6.

4. Change in Control.

(a) If a Change in Control occurs during the Vesting Period, the Grantee shall earn outstanding Performance Units as of the date of the Change in Control (the “Change in Control Date”) as follows:

(i) If the Change in Control occurs more than one (1) year after the Grant Date and before the end of the Performance Period, the Grantee shall earn the greater of (x) the number of Performance Units earned based on the attainment of the Performance Goals from the beginning of the Performance Period to the Change in Control Date, or (y) the Target Award.

(ii) If a Change in Control occurs within one year after the Grant Date, the Grantee shall earn a pro-rata portion of the outstanding Performance Units. The pro-rated portion shall be determined based on the greater of (x) the number of Performance Units earned based on the attainment of the Performance Goals from the beginning of the Performance Period to the Change in Control Date, or (y) the Target Award, multiplied by a fraction, the numerator of which is the number of completed full months following the Grant Date until the Change in Control Date and the denominator of which is thirty-six (36).

(iii) If a Change in Control occurs after the end of the Performance Period but before the Vesting Date, the Grantee shall earn Performance Units based on the attainment of the Performance Goals as of the end of the Performance Period.

Performance Units earned as of the Change in Control Date, as described above in subsection (a)(i), (ii) or (iii), are referred to as the “CIC Earned Units.” All reference in this Agreement to “Performance Units” includes CIC Earned Units on and after a Change in Control.

(b) The Grantee shall vest in the CIC Earned Units on the Vesting Date if the Grantee continues to be employed by the Employer through the Vesting Date. Except as described below, the CIC Earned Units shall only vest if the Grantee continues to be employed by the Employer through the Vesting Date.

(c) If prior to the Vesting Date, a Change in Control occurs and the Grantee ceases to be employed by the Employer upon or following a Change in Control on account of (i) the Grantee’s Retirement, (ii) the Grantee’s termination by the Company without Cause, (iii) the Grantee’s termination for Good Reason (defined below), or (iv) the Grantee’s Disability or death, the CIC Earned Units shall vest as of the termination date.

(d) If the Grantee ceases to be employed by the Employer for any other reason before the Vesting Date, the Grantee shall forfeit the CIC Earned Units as of the date of termination.

5. Definitions.

(a) For purposes of these Grant Conditions, “Good Reason” shall mean:

(i) a material diminution in the Grantee’s base salary, which, for purposes of this Agreement, means a reduction in base salary of ten (10) percent or more that does not apply generally to all officers of the Employer; or

(ii) a material change in the geographic location at which the Grantee must perform services for the Employer, which, for purposes of this Agreement, means a requirement that the Grantee be based at any office or location which is located more than fifty (50) miles from the Grantee’s primary place of employment immediately prior to the Change in Control on other than on a temporary basis (less than six (6) months).

Termination of employment after any of the foregoing events shall constitute a termination by the Grantee for Good Reason only if the Grantee provides written notice to the Employer of the existence of such event within ninety (90) days after the initial occurrence of such event, the Employer fails to remedy the event within thirty (30) days following the receipt of such notice and the Grantee terminates employment with the Employer for Good Reason within fifteen (15) days after the expiration of the cure period.

(b) For purposes of these Grant Conditions, “Retirement” shall mean the Grantee’s voluntary termination of employment after the Grantee has attained age fifty-five (55) and has a combination of age and full years of service with the Employer that is equal to or greater than seventy (70).

6.	Payment with Respect to Performance Units.

(a) Except as otherwise set forth in Section 4, if the Committee certifies that the Performance Goals and other conditions to payment of the Performance Units have been met, shares of Company Stock equal to the vested earned Performance Units shall be issued to the Grantee on the Vesting Date, subject to applicable tax withholding and Section 19 below.

(b) If, prior to the Vesting Date, a Change in Control occurs and the Grantee continues to be employed by the Employer through the Vesting Date, shares of Company Stock (or other consideration, as described below) equal to the vested CIC Earned Units shall be issued to the Grantee on the Vesting Date, subject to applicable tax withholding and Section 19 below.

(c) If, prior to the Vesting Date, a Change in Control occurs and the Grantee ceases to be employed by the Employer on or after the Change in Control on account of (i) the Grantee’s Retirement, (ii) the Grantee’s termination by the Employer without Cause, (iii) the Grantee’s termination for Good Reason, or (iv) the Grantee’s Disability or death, shares of Company Stock (or other consideration, as described below) equal to the vested CIC Earned Units shall be issued to the Grantee within sixty (60) days following the Grantee’s date of termination, subject to applicable tax withholding and Section 19 below.

(d) If the Grantee terminates employment on account of Retirement before a Change in Control, any outstanding pro-rated Performance Units under Section 3(c) may be earned as CIC Earned Units pursuant to Section 4(a), but in all cases prorated by applying the fraction in Section 3(c), and such CIC Earned Units shall vest on the date of the Change in Control. Shares of Company Stock (or such other consideration, as described below) equal to the vested CIC Earned Units shall be issued to the Grantee within sixty (60) days after the Change in Control, subject to applicable tax withholding and Section 19 below.

(e) If, in connection with a Change in Control, shares of Company Stock are converted into the right to receive a cash payment or other form of consideration, the vested CIC Earned Units shall be payable in such form of consideration, as determined by the Committee.

(f) Any fractional shares with respect to vested earned Performance Units shall be paid to the Grantee in cash.

7. Dividend Equivalents with Respect to Performance Units.

(a) Dividend Equivalents shall accrue with respect to Performance Units and shall be payable subject to the same vesting terms and other conditions as the Performance Units to which they relate. Dividend Equivalents shall be credited when dividends are declared on shares of Company Stock from the Grant Date until payment date for the vested earned Performance Units. If, and to the extent that the underlying Performance Units are forfeited, all related Dividend Equivalents shall also be forfeited.

(b) While the Performance Units are outstanding, the Company will keep records in a bookkeeping account for the Grantee. On each date on which a dividend is declared by the Company on Company Stock, the Company shall credit to the Grantee’s account an amount equal to the Dividend Equivalents associated with the Performance Units held by the Grantee on the record date for the dividend. No interest will be credited to any such account.

(c) Dividend Equivalents shall be paid in cash at the same time as the underlying vested earned Performance Units are paid.

(d) Notwithstanding the foregoing, if shares of Company Stock are converted to cash as described in Section 6(e) above in connection with a Change in Control, Dividend Equivalents shall cease to be credited with respect to the Performance Units.

8. Non-Competition.

(a) In consideration for the grant of Performance Units made to the Grantee under the terms of these Grant Conditions, the Grantee agrees that while the Grantee is employed by the Employer and for a twelve (12) month period beginning on the date that the Grantee ceases to be employed by the Employer for any reason (the “Restriction Period”), the Grantee shall not, directly or indirectly, (i) accept employment with, (ii) own, manage, operate, join, control, solicit, finance, or participate in the ownership, management, operation, acquisition, control or financing of, (iii) be connected as a partner, principal, agent, representative, consultant or otherwise with, or (iv) use or permit the Grantee’s name to be used in connection with, any business or enterprise engaged directly or indirectly in any business or enterprise engaged in a geographic area within fifty (50) miles of any location from which the Employer is operating on the termination date (the “Geographic Area”), in any business that is competitive to a business from which the Employer, taken as a whole from all geographic areas, derived at least ten percent (10%) of its respective annual gross revenues for the twelve (12) months preceding the termination date.

(b) In consideration for the grant of Performance Units under these Grant Conditions, the Grantee agrees that during the Restriction Period, the Grantee shall not:

(i) directly or indirectly solicit, entice, broker or induce an agreement with any person or entity that had a contractual agreement with the Employer during the term of the Grantee’s employment to enter into an agreement or arrangement with the Grantee or any third party that would preclude the person or entity, either contractually or practically, from working with the Employer; or

(ii) directly or indirectly solicit, recruit or hire any employee (full-time or part-time) of the Employer to work for a third party other than the Employer.

(c) The Grantee acknowledges, agrees and represents that the type and periods of restrictions imposed in these Grant Conditions are fair and reasonable, and that such restrictions are intended solely to protect the legitimate interests of the Employer, rather than to prevent the Grantee from earning a livelihood. The Grantee recognizes that the Employer competes or may compete in the Geographic Area and that the Grantee’s access to confidential information makes it necessary for the Employer to restrict the Grantee’s post-employment activities in the Geographic Area. The Grantee further represents that: (i) the Grantee is familiar with the covenants not to compete and not to solicit set forth in these Grant Conditions, (ii) the Grantee is fully aware of his or her obligations hereunder, including, without limitation, the length of time, scope and geographic coverage of these covenants, (iii) the Grantee finds the length of time, scope and geographic coverage of these covenants to be reasonable, and (iv) the Grantee is receiving valuable and sufficient consideration for the Grantee’s covenants not to compete and not to solicit.

(d) The parties to these Grant Conditions acknowledge and agree that any breach by the Grantee of any of the covenants or agreements contained in this Section 8 will result in irreparable injury to the Employer for which money damages could not adequately compensate the Employer and therefore, in the event of any such breach, the Employer shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court enjoining and restraining the Grantee and any other person involved therein from continuing such breach without posting a bond. The existence of any claim or cause of action which the Grantee may have against the Employer or any other person shall not constitute a defense or bar to the enforcement of such covenants. If any portion of the covenants or agreements contained in this Section 8 is construed to be invalid or unenforceable, the other portions of such covenants or agreements shall not be affected and shall be given full force and effect without regard to the invalid or unenforceable portion to the fullest extent possible. If any covenant or agreement in this Section 8 is held to be unenforceable because of the duration or scope thereof, then the court making such determination shall have the power to reduce the duration and limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form. In addition to other actions that may be taken by the Employer, if the Grantee breaches any of the covenants or agreements contained in this Section 8, the Grantee shall forfeit all outstanding Performance Units, and all outstanding Performance Units (whether or not vested) shall immediately terminate.

9. Certain Corporate Changes.

If any change is made to the Company Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all the Performance Units, the Committee shall adjust, in an equitable manner and as provided in the Plan, the number and class of shares underlying the Performance Units to reflect the effect of such event or change in the Company’s capital structure in such a way as to preserve the value of the Performance Units, and the Committee shall adjust the Performance Goals as necessary to reflect the effect of such event or change in the Company’s capital structure. Any adjustment that occurs under the terms of this Section 9 or the Plan will not change the timing or form of payment with respect to any Performance Units.

10. No Stockholder Rights.

No shares of Company Stock shall be issued to the Grantee at the time the grant is made, and the Grantee shall not be, nor have any of the rights or privileges of, a shareholder of the Company with respect to any Performance Units recorded in the account, including no voting rights and no rights to receive dividends (other than Dividend Equivalents).

11. No Right to Continued Employment.

Neither the award of Performance Units, nor any other action taken with respect to the Performance Units, shall confer upon the Grantee any right to continue to be employed by the Employer or shall interfere in any way with the right of the Employer to terminate the Grantee’s employment at any time.

12. Termination or Amendment.

These Grant Conditions and the award made hereunder may be terminated or amended by the Committee, in whole or in part, in accordance with the applicable terms of the Plan.

13. Notice.

Any notice to the Company provided for in these Grant Conditions shall be addressed to it in care of the Company’s Vice President for Human Resources, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll system of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice provided for hereunder shall be delivered by hand, sent by telecopy or electronic mail or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage and registry fee prepaid in the United States mail or other mail delivery service. Notice to the Company shall be deemed effective upon receipt. By receipt of these Grant Conditions, the Grantee hereby consents to the delivery of information (including without limitation, information required to be delivered to the Grantee pursuant to the applicable securities laws) regarding the Company, the Plan, and the Performance Units via the Company’s electronic mail system or other electronic delivery system.

14. Incorporation of Plan by Reference.

The Performance-Based Share Unit Grant and these Grant Conditions are made pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and shall in all respects be interpreted in accordance therewith. The decisions of the Committee shall be conclusive upon any question arising hereunder. The Grantee’s receipt of the Performance Units constitutes such the Grantee’s acknowledgment that all decisions and determinations of the Committee with respect to the Plan, these Grant Conditions, and/or the Performance Units shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest in the Performance Units. The settlement of any award with respect to the Performance Units is subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan as established from time to time by the Committee in accordance with the provisions of the Plan. A copy of the Plan will be furnished to each Grantee upon request.

15. Income Taxes; Withholding Taxes.

The Grantee is solely responsible for the satisfaction of all taxes and penalties that may arise in connection with the award or settlement of Performance Units pursuant to these Grant Conditions. At the time of taxation, the Employer shall have the right to deduct from other compensation, or to withhold shares of Company Stock, in an amount equal to the federal (including FICA), state, local and foreign taxes and other amounts as may be required by law to be withheld with respect to the Performance Units, provided that any share withholding shall not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state, local and foreign tax liabilities.

16. Company Policies.

This Performance-Based Unit Grant and all shares issued pursuant to this grant shall be subject to any applicable recoupment or clawback policies and other policies implemented by the Board, as in effect from time to time.

17. Governing Law.

The validity, construction, interpretation and effect of the Performance-Based Share Unit Grant and these Grant Conditions shall exclusively be governed by, and determined in accordance with, the applicable laws of the Commonwealth of Pennsylvania, excluding any conflicts or choice of law rule or principle.

18. Assignment.

The Performance-Based Share Unit Grant and these Grant Conditions shall bind and inure to the benefit of the successors and assignees of the Company. The Grantee may not sell, assign, transfer, pledge or otherwise dispose of the Performance Units, except to a successor grantee in the event of the Grantee’s death.

19. Section 409A.

The Performance-Based Share Unit Grant and these Grant Conditions are intended to comply with Code Section 409A or an exemption, and payments may only be made under these Grant Conditions upon an event and in a manner permitted by Code Section 409A, to the extent applicable. Notwithstanding anything in these Grant Conditions to the contrary, if required by Code Section 409A, if the Grantee is considered a “specified employee” for purposes of Code Section 409A and if any payment under these Grant Conditions is required to be delayed for a period of six (6) months after separation from service pursuant to Code Section 409A, such payment shall be delayed as required by Code Section 409A, and the accumulated payment amounts shall be paid in a lump sum payment within ten (10) days after the end of the six (6)-month period. If the Grantee dies during the postponement period prior to payment, the amounts withheld on account of Code Section 409A shall be paid to the personal representative of the Grantee’s estate within sixty (60) days after the date of the Grantee’s death. Notwithstanding anything in these Grant Conditions to the contrary, if the Performance Units are subject to Code Section 409A and if required by Code Section 409A, any payments to be made upon a termination of employment under these Grant Conditions may only be made upon a “separation from service” under Code Section 409A. In no event may the Grantee, directly or indirectly, designate the calendar year of a payment, except in accordance with Code Section 409A. Notwithstanding anything in these Grant Conditions to the contrary, if required by Code Section 409A, if CIC Earned Units are subject to Code Section 409A, and if a Change in Control is not a “change in control event” under Code Section 409A or the payment event does not occur upon or within two years following a “change in control event” under Code Section 409A, any vested CIC Earned Units shall be paid to the Grantee upon the Vesting Date and not on account of an earlier termination of employment.

*        *        *

Schedule A

Performance Goals

1. Performance Goals.

The Performance Units shall be earned based on Aqua America’s (the Company’s) achievement of four Performance Goals, as follows:

•	30% of the Target Award shall be earned based on the Company’s TSR (as defined below) as compared to the TSR of the companies in the peer group described in Section 3 below.

•	30% of the Target Award shall be earned based on the Company’s TSR as compared to the TSR of the reference companies in described in Section 4 below.

•	20% of the Target Award shall be earned based on maintaining an average ratio of operations and maintenance expenses as a percentage of revenues at Aqua Pennsylvania, as described in Section 5 below.

•	20% of the Target Award will be earned based on earning a cumulative total earnings before taxes for the Company’s operations other than Aqua Pennsylvania, as described in Section 6 below.

2. Calculation of TSR.

(a) Relative total shareholder return (“TSR”) means the Company’s TSR relative to the TSR of each Peer Company in the Peer Group (as defined below) or each Reference Company (as defined below), as applicable. At the end of the Performance Period, the TSR for the Company, each Peer Company in the Peer Group and each Reference Company shall be calculated by dividing the Closing Average Share Value (as defined below) by the Opening Average Share Value (as defined below).

(b) The term “Closing Average Share Value” means the average value of the common stock for the trading days during the two calendar months ending on the last trading day of the Performance Period, which shall be calculated as follows: (i) determine the closing price of the common stock on each trading date during the two-month period, (ii) multiply each closing price as of that trading date by the applicable share number described below, and (iii) average the amounts so determined for the two-month period. The Closing Average Share Value shall take into account any dividends on the common stock for which the ex-dividend date occurred during the Performance Period, as if the dividend amount had been reinvested in common stock at the closing price on the ex-dividend date. The share number in clause (ii) above, for a given trading day, is the sum of one share plus the cumulative number of shares deemed purchased with such dividends. Notwithstanding the foregoing, if the Closing Average Share Value is calculated as of a Change in Control, then the Closing Average Share Value shall be based on the two-month period ending immediately prior to the Change in Control.

1

(c) The term “Opening Average Share Value” means the average value of the common stock for the trading days during the two calendar months ending on the last trading day prior to the beginning of the Performance Period, which shall be calculated as follows: (i) determine the closing price of the common stock on each trading date during the two-month period, (ii) multiply each closing price as of that trading date by the applicable share number described below, and (iii) average the amounts so determined for the two-month period. The Opening Average Share Value shall take into account any dividends on the common stock for which the ex-dividend date occurred during the two-month period, as if the dividend amount had been reinvested in common stock at the closing price on the ex-dividend date. The share number in clause (ii) above, for a given trading day, is the sum of one share plus the cumulative number of shares deemed purchased with such dividends.

3. Performance Units Earned Based on Comparative TSR to the Peer Group. Thirty percent of the Target Award of Performance Units (the “Peer Group Portion”) shall be earned based on the Company’s TSR as compared to the TSR of the companies in the Peer Group for the Performance Period, in accordance with the following:

(a) The Peer Group for this purpose consists of American Water Works Company (AWK), American States Water Company (AWR), Aqua America, Inc. (WTR), Connecticut Water Service, Inc. (CTWS), California Water Service Group (CWT), Middlesex Water Company (MSEX) and SJW Corporation (SJW) (each a “Peer Company” and collectively, the “Peer Group”).

(b) The Peer Group shall be subject to change as follows:

(i) In the event of a merger, acquisition or business combination transaction of a Peer Company in which the Peer Company is the surviving entity and remains publicly traded, the surviving entity shall remain a Peer Company.

(ii) In the event of a merger, acquisition or business combination transaction of a Peer Company, a “going private” transaction or similar event involving a Peer Company or the liquidation of a Peer Company, in each case where the Peer Company is not the surviving entity or is no longer publicly traded, the company shall no longer be a Peer Company.

2

(c) The Peer Group Portion shall be earned based on how the Company’s TSR ranks in comparison to the TSRs of the Peer Group in accordance with the following schedule, depending on how many companies remain in the Peer Group at the end of the Performance Period:

Ordinal Ranking of the Company (including the Company) Versus Peer Group	Payout as a % of Target Award (7 Peer Companies)	Payout as a % of Target Award (6 Peer Companies)	Payout as a % of Target Award (5 Peer Companies)	Payout as a % of Target Award (4 Peer Companies)	Payout as a % of Target Award (1, 2 or 3 Peer Companies)
1st	200%	200%	200%	200%	200%
2nd	170%	160%	150%	125%	100%
3rd	130%	125%	100%	50%	0%
4th	100%	75%	50%	0%	N/A
5th	50%	25%	0%	N/A	N/A
6th	0%	0%	N/A	N/A	N/A
7th	0%	N/A	N/A	N/A	N/A

4. Performance Units Earned Based on Comparative TSR to the S&P MidCap Utilities Index. Thirty percent of the Target Award of the Performance Units (the “S&P Index Portion”) shall be earned based on the Company’s TSR as compared to the TSR of the companies in the S&P MidCap Utilities Index, in accordance with the following:

(a) The S&P Index Portion shall be earned based on how the Company’s TSR ranks compares to the TSRs of the Reference Companies in the S&P MidCap Utilities Index, according to the following schedule:

Percentile Ranking of the Company Versus Reference Companies	Payout as a % of Target Award
90th or above	200%
50th	100%
30th	50%
Below 30th	0%

If the Company’s TSR rank is above the 30th percentile and falls between the measuring points on the foregoing schedule, the percentage vesting will be based on linear interpolation between the applicable measuring points.

(b) The companies in the S&P MidCap Utilities Index will be determined on the first day of the Performance Period for purposes of the TSR calculation and will be changed only in accordance with Section 4(c) below. No company shall be added to the S&P MidCap Utilities Index during the Performance Period for purposes of the TSR calculation.

(c) The term “Reference Company” means a company in the S&P MidCap Utilities Index as of the first day of the Performance Period and will be subject to change as follows:

(i) In the event of a merger, acquisition or business combination transaction of a Reference Company in which the Reference Company is the surviving entity and remains publicly traded, the surviving entity shall remain a Reference Company.

(ii) In the event of a merger, acquisition or business combination transaction of a Reference Company, a “going private” transaction or similar event involving a Reference Company or the liquidation of a Reference Company, in each case where the Reference Company is not the surviving entity or is no longer publicly traded, the company shall no longer be a Reference Company.

3

5. Performance Units Earned Based on the Aqua Pennsylvania O&M Ratio. Twenty percent of the Target Award of the Performance Units (the “O&M Ratio Portion”) shall be earned based on maintaining an average of the annual ratios of the consolidated operations and maintenance expenses to revenue for Aqua Pennsylvania and its subsidiaries over the three-year Performance Period. The O&M Ratio Portion shall be calculated according to the following schedule:

O&M RATIO METRIC
Aqua PA O&M Ratio 3 YR Annual Avg. Attainment	RATING (% of 20% PSU’s Earned)
31.41%	50
31.21%	60
31.01%	70
30.81%	80
30.61%	90
30.41%	100
30.21%	110
30.01%	120
29.81%	130
29.61%	140
29.41%	150
29.21%	160
29.01%	170
28.81%	180
28.61%	190
28.41%	200

If Aqua Pennsylvania’s ratio of operations and maintenance expense to revenues is below the 31.41% level and falls between the measuring points on the foregoing schedule, the percentage vesting will be based on linear interpolation between the applicable measuring points.

4

6. Performance Units Earned Based on the Earnings Before Taxes for the Company’s operations other than Aqua Pennsylvania (Non-PA EBT). Twenty percent of the Target Award of the Performance Units (the “Non-PA EBT”) shall be earned based on the Company’s total cumulative income from continuing operations before income taxes plus the Company’s income from discontinued operations before income taxes, less the corresponding amounts from Aqua Pennsylvania, over the three-year Performance Period. The Non-PA EBT Portion shall be calculated according to the following schedule:

NON - PA Earnings Before Tax
Non PA EBT 3 YR Combined Attainment $ 000’s Omitted	RATING % of 20% PSU’s Earned
$ 218,454	50.0
$ 223,309	60.0
$ 228,163	70.0
$ 233,018	80.0
$ 237,872	90.0
$ 242,727	100.0
$ 245,154	110.0
$ 247,582	120.0
$ 250,009	130.0
$ 252,436	140.0
$ 254,863	150.0
$ 257,291	160.0
$ 259,718	170.0
$ 262,145	180.0
$ 264,572	190.0
$ 267,000	200.0

If the Company’s Non-PA EBT as defined is above $218,454 and falls between the measuring points on the foregoing schedule, the percentage vesting will be based on linear interpolation between the applicable measuring points.

7. General Terms. Any portion of the Performance Units that is not earned as of the end of the Performance Period shall be forfeited as of the end of the Performance Period (or as provided above upon an earlier Change in Control). In no event shall the maximum number of Performance Units that may be payable pursuant to these Grant Conditions exceed 200% of the Target Award.

5